Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of March 1, 2019, is among J.B. HUNT TRANSPORT, INC., a Georgia corporation (the “Borrower”), J.B. HUNT TRANSPORT SERVICES, INC., an Arkansas corporation (the “Parent”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of September 25, 2018 (as hereby amended and as from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made revolving credit facilities available to the Borrower;

WHEREAS, the Parent has entered into the Parent Guaranty pursuant to which it has guaranteed the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has requested, and the Administrative Agent and each Lender party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)     The definition of “Indenture” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety to read as follows:

““Indenture” means any of (i) that certain Indenture dated as of September 20, 2010, among the Parent (as Issuer), the Borrower (as Guarantor), and U.S. Bank National Association (as Trustee), as supplemented by the First Supplemental Indenture dated as of September 20, 2010, the Second Supplemental Indenture dated as of March 6, 2014, the Third Supplemental Indenture dated as of March 6, 2014, and the Fourth Supplemental Indenture dated as of August 6, 2015, each among the Parent (as Issuer), the Borrower (as Guarantor), and U.S. Bank National Association (as Trustee); (ii) that certain Indenture dated as of March 1, 2019, among the Parent (as Issuer), the Borrower (as Guarantor), and Wells Fargo Bank, National Association (as Trustee); and (iii) any indenture qualified under the Trust Indenture Act of 1939 that may hereafter be entered into among the Parent, the Borrower, or both Parent and Borrower, and one or more trustees, provided that the terms and conditions of such indenture are approved by the Administrative Agent in its sole and reasonable discretion; and “Indenture” shall include any amendment or supplement to, or restatement of, any indenture referred to in clauses (i), (ii) or (iii).”

(b)     Section 7.09 of the Credit Agreement is hereby amended in its entirety so that as amended such subsection shall read as follows:

“7.09     Limitation on Restrictions on Subsidiary Dividends and Other Distributions.  Permit any of their Subsidiaries, directly or indirectly, to create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any of such Subsidiaries to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower, the Parent or any of their Subsidiaries, or pay any Indebtedness owed by any of the Subsidiaries to the Borrower, the Parent or to any other Subsidiary, (b) make loans or advances to the Borrower, the Parent or to any other Subsidiary, (c) create, incur, assume or suffer to exist Liens on the property of it or any other Subsidiary, or (d) transfer any of its properties or assets to the Borrower, the Parent or to any other Subsidiary, except, in each case, for such encumbrances or restrictions existing under or by reason of (i) applicable Laws, (ii) this Agreement, (iii) Permitted Liens (such restrictions existing by reason of any Permitted Lien only prohibiting the transfer of such properties or assets subject to such Permitted Lien), or (iv) any Indenture.”

2.     Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement provided in Section 1 hereof are all subject to (a) the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the Parent, the Lenders constituting Required Lenders and the Administrative Agent and (b) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Lenders may reasonably require.

3.     Confirmation and Reaffirmation. The Parent hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

4.     Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the Parent represents and warrants to the Administrative Agent and the Lenders as follows:

(a)     At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof except that (i) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and (iii) for the purposes of this Amendment, the representations and warranties contained in Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 of the Credit Agreement.

(b)     This Amendment has been duly executed and delivered by each of the Borrower and the Parent. This Amendment constitutes a legal, valid and binding obligation of each of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c)      After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.     Entire Agreement. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.     Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7.     Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

9.     Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10.     References. All references to the “Credit Agreement” in the Loan Documents shall mean the Credit Agreement, as amended hereby.

11.     Successors and Assigns. This Amendment shall be binding upon the Borrower, the Parent, the Swing Line Lender, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Parent, the Swing Line Lender, the Lenders and the Administrative Agent and the respective successors and assigns of the Borrower, the Parent, the Swing Line Lender, the Lenders and the Administrative Agent.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: J.B. HUNT TRANSPORT, INC.

By:	/s/ Kevin L. Bracy
Name:	Kevin L. Bracy
Title:	SVP Finance & Treasurer

PARENT: J.B. HUNT TRANSPORT SERVICES, INC.

By:	/s/ David G. Mee
Name:	David G. Mee
Title:	EVP Finance and Administration & Chief Financial Officer

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

BANK OF AMERICA, N.A., as a Lender and as the Swing Line Lender

By:	/s/ Lisa M. Chrzanowski
Name:	Lisa M. Chrzanowski
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Joshua R. Lewis
Name: Joshua R. Lewis
Title: Authorized Signer

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Melinda Gulledge
Name: Melinda Gulledge
Title: Assistant Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri Title: Authorized Signatory

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Jon-Paul Hickey
Name:	Jon-Paul Hickey
Title:	Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

Morgan Stanley BANK, N.A., as a Lender

By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Authorized Signatory

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

BOKF, NA DBA BANK OF ARKANSAS, as a Lender

By:	/s/ Jacob Hudson
Name:	Jacob Hudson
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Boaz Slomowitz
Name:	Boaz Slomowitz
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

COMMERCE BANK, as a Lender

By:	/s/ Adam Hensley
Name:	Adam Hensley
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page